Exhibit 31.1

Certification of Chief Executive Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Bradley G. Gunn, Chief Executive Officer of Signature Holdings Corporation (the “Registrant”), certify that:

1. I have reviewed this quarterly report on Form 10-Q of the Registrant for the quarter ended September 30, 2025;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;

4. The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures and internal control over financial reporting for the Registrant and have:

a. Designed such disclosure controls and procedures to ensure that material information relating to the Registrant is made known to us by others within those entities;

b. Designed such internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting;

c. Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented our conclusions in this report; and

d. Disclosed in this report any change in internal control over financial reporting during the most recent fiscal quarter;

5. The Registrant’s other certifying officer and I have disclosed to the Registrant’s auditors and audit committee:

a. All significant deficiencies and material weaknesses in internal control over financial reporting; and

b. Any fraud involving management or employees who have a significant role in internal control over financial reporting.

Date: December 5, 2025

/s/ BRAD G. GUNN
Bradley G. Gunn
Chief Executive Officer
Signature Holdings Corporation